AQR Long-Short Equity Fund

Fund Summary – June 21, 2013

Ticker: Class I/QLEIX – Class N/QLENX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent shareholder report, online at www.aqrfunds.com/FundDocumentsDownloads. You can also get this information at no cost by calling 866-290-2688 or by sending an email to info@aqrfunds.com. The Fund’s prospectus and statement of additional information, each dated June 21, 2013, as amended and supplemented from time to time, are incorporated by reference to this summary prospectus.

Investment Objective

The AQR Long-Short Equity Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class N
Management Fee	1.10%	1.10%
Distribution (12b-1) fee	None	0.25%
Other Expenses[1]	0.52%	0.52%

Total Annual Fund Operating Expenses	1.62%	1.87%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.32%	0.32%

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.30%	1.55%

1  Other expenses are estimated for the current fiscal year because the Fund had not commenced operations as of the date of this prospectus.

2  The Adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales and extraordinary expenses) at no more than 1.30% for Class I Shares and 1.55% for Class N Shares (the “Fee Waiver Agreement”). This arrangement will continue at least through April 30, 2015. The Fee Waiver Agreement may only be terminated with the consent of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust within the meaning of the 1940 Act. Under the Fee Waiver Agreement, the Adviser is entitled to recapture the fees waived and/or expenses reimbursed, only to the extent that such recapture can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed expenses. In no case will the Adviser recapture any amount that would cause the aggregate operating expenses of the Fund attributable to a share class during a year in which a repayment is made to exceed the applicable limits described above during such year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2015, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I Shares	$132	$451
Class N Shares	$158	$529

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies of the Fund

The Fund seeks to provide investors with three different sources of return: 1) the potential gains from its long-short equity positions, 2) overall exposure to equity markets, and 3) the tactical variation of its net exposure to equity markets. The Fund seeks to provide higher risk-adjusted returns with lower volatility compared to global equity markets.

Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in equity instruments and equity related instruments. Equity instruments include common stock, preferred stock, and depositary receipts (“Equity Instruments”). Equity related instruments are investments that provide exposure to the performance of equity instruments, including equity swaps (both single-name and index swaps), equity index futures, equity options and exchange-traded-funds and similar pooled investment vehicles (collectively, “Equity Derivative Instruments” and together with Equity Instruments, “Instruments”)).

In managing the Fund, the Adviser takes long positions in those Instruments that, based on proprietary quantitative models, the Adviser forecasts to be undervalued and likely to increase in price, and takes short positions in those Instruments that the Adviser forecasts to be overvalued and likely to decrease in price.

The Fund may invest in or have exposure to companies of any size. The Fund has no geographic limits on where it may invest. The Fund will generally invest in instruments of companies located in global developed markets, including the United States. As of the date of this Prospectus, the Adviser considers global developed markets to be those countries included in the MSCI World Index. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.

The Adviser uses a set of value, momentum, quality and other economic indicators to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models.

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Value indicators identify investments that appear cheap based on fundamental measures, often as a result of distress or lack of favor. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.

•	Momentum indicators identify investments with strong short-term performance. Examples of momentum indicators include simple price momentum for choosing individual equities.

•	Quality indicators identify stable companies in good business health, including those with strong profitability and stable earnings.

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In addition to these three main indicators, the Adviser may use a number of additional quantitative indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.

Applying these indicators, the Adviser may take long or short positions in industries, sectors and companies that it believes are attractive on either a relative basis or on an absolute basis. In the aggregate the Fund expects to have net long exposure to the equity markets, which the Adviser may adjust over time. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.

The Fund is not designed to be market-neutral. The Adviser will use a tactical allocation overlay to manage the Fund’s beta exposure to broad global markets. The Adviser, on average, intends to target a portfolio beta of 0.5. The Adviser expects that the Fund’s target beta will typically range from 0.3 to 0.7.

The Fund may, but is not required to, hedge exposure to foreign currencies using foreign currency forwards or futures. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

The Fund, when taking a “long” equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Similarly, the Fund may also take “long” and “short” positions in an Equity Derivative Instrument. A “long” position in an Equity Derivative Instrument will benefit from an increase in the price of the underlying security. A “short” position in an Equity Derivative Instrument will benefit from a decrease in price of the underlying security and will lose value if the price of the underlying security increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

The Fund may use Equity Derivative Instruments as a substitute for investing in conventional securities and for investment purposes to increase its economic exposure to a particular security or index in a cost- effective manner. At times, the Fund may gain all equity exposure through the use of Equity Derivative Instruments, and may invest in such instruments without limitation. The Fund’s use of Equity Derivative Instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying an Equity Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Equity Derivative Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through an Equity Derivative Instrument providing leveraged exposure to the asset and that Equity Derivative Instrument

AQR Funds	2	Summary Prospectus

increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Equity Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Equity Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. The fund may maintain significant amounts in cash and cash equivalents when the Adviser reduces the Fund’s market exposures.

The Fund is expected to have annual turnover of approximately 250% to 500% for its first fiscal year, although actual portfolio turnover during this period may be higher or lower and will be affected by market conditions during the period. This estimated annual portfolio turnover rate is based on the expected regular turnover resulting from the Fund’s implementation of its investment strategy, and does not take into account turnover that may occur as a result of flows into and out of the Fund’s portfolio.

The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Common Stock Risk: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, forwards, options and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

AQR Funds	3	Summary Prospectus

Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange traded funds (“ETFs”), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Manager Risk: If the Fund’s portfolio managers make poor investment decisions, including a failure to identify quality companies, it will negatively affect the Fund’s investment performance.

Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Mid Cap Securities Risk: The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there

AQR Funds	4	Summary Prospectus

may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Options Risk: An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Value Style Risk: Investing in or having exposure to “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ true business values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Performance Information

The Fund has not commenced operations as of the date of this prospectus. As a result, no full calendar year performance information is available.

Investment Manager

The Fund’s investment manager is AQR Capital Management, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Jacques A. Friedman, M.S.	Since Inception	Principal of the Adviser
Lars Nielsen, M.Sc.	Since Inception	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	Since Inception	Vice President of the Adviser

Important Additional Information

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Class I Shares and Class N Shares of the Fund each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-866-290-2688, by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248), or by the Internet at www.aqrfunds.com. The Fund’s initial and subsequent investment minimums for Class I Shares and Class N Shares generally are as follows.

	Class I Shares	Class N Shares
Minimum Initial Investment	$5,000,000	$1,000,000
Minimum Subsequent Investment	None	None

AQR Funds	5	Summary Prospectus

TAX INFORMATION

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and the Adviser, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

AQR Funds	6	Summary Prospectus

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